UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2004

NBTY, INC.

 (Exact name of registrant as specified in charter)

0-10666

(Commission file number)

DELAWARE	11-2228617
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

90 Orville Drive Bohemia, New York	11716
(Address of principal executive offices)	(Zip Code)

(631) 567-9500
(Registrant’s telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)                 Exhibits.

99.1  Press release issued by NBTY, Inc. dated February 9, 2004

ITEM 9.  REGULATION FD DISCLOSURE

This information, furnished under this “Item 9. Regulation FD Disclosure,” is also being furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release Nos. 33-8216 and 34-47583.

This Form 8-K and the attached Exhibit are furnished to comply with Item 9 and Item 12 of Form 8-K.  Neither this Form 8-K nor the attached Exhibit are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

On February 9, 2004, NBTY, Inc. issued a press release announcing its sales results for January, 2004.  A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2004
NBTY, INC.

By:

/s/ Harvey Kamil

Harvey Kamil

President and Chief Financial Officer